UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): November 1, 2013

CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Church & Dwight Co., Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on November 1, 2013 (the “Form 8-K”), to replace the press release furnished with the Form 8-K with the press release furnished herewith, which conforms with the press release issued by the Company on November 1, 2013.

In all other respects, the text of the Form 8-K as initially filed is unchanged.

ITEM 2.02. Results of Operations and Financial Condition.

On November 1, 2013, the Company issued a press release announcing its financial results for the quarter ended September 30, 2013 and providing additional information. This press release is furnished herewith as Exhibit 99.1 pursuant to this Item 2.02.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Church & Dwight Co., Inc. press release, dated November 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	November 1, 2013	By:	/s/ Matthew T. Farrell
		Name:	Matthew T. Farrell
		Title:	Executive Vice President Finance and Chief Financial Officer